EQUITY METHOD INVESTMENT	12 Months Ended
Jun. 29, 2016
Disclosure Investments And Other Dispositions Narrative [Abstract]
EQUITY METHOD INVESTMENT
EQUITY METHOD INVESTMENT
We have a joint venture agreement with CMR, S.A.B. de C.V. to develop 50 Chili’s restaurants in Mexico. At June 29, 2016, 40 Chili’s restaurants were operating in the joint venture. We account for the Mexico joint venture investment under the equity method of accounting and record our share of the net income or loss of the investee within operating income since their operations are similar to our ongoing operations. These amounts have been included in restaurant expense in our consolidated statements of comprehensive income due to the immaterial nature of the amounts. The investment in the joint venture is included in other assets in our consolidated balance sheets.